THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OTHER THAN PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

     HMTF  BRIDGE  VIATEL,  LLC

     COMMON  STOCK  WARRANT

     Void  after  September  9,  2007

Warrant  No.  B-1-1



This certifies that, for value received HMTF BRIDGE VIATEL, LLC or its permitted assigns is entitled, subject to the terms and conditions set forth herein (including the exercise conditions of Section 2), to purchase from Viatel, Inc. (the "Company"), a Delaware corporation, up to 188,279 fully paid and nonassessable shares (the "Shares") of Common Stock (as defined herein) at the exercise price of $100.00 per share (the "Exercise Price"). The Exercise Price and number of Shares is subject to adjustment as provided in this Warrant. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

     1. Definitions. As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

     (a) "Common Stock" means shares of the Company's common stock, par value $0.01 per share.

     (b) "Company" includes any Person that shall succeed to or assume the obligations of the Company under this Warrant.

     (c) "Person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

     (d) "Public Offering" shall mean a public offering by the Company of its Common Stock registered under the Securities Act of 1933, as amended.

     (e) "Warrantholder", "Holder of Warrant", "Holder", or similar terms refers to the holder of this Warrant.

     2.     Exercise  Provisions.

     (a) Exercisability. The Holder of this Warrant may exercise it in whole or in part, by surrender of this Warrant, accompanied by a duly executed Subscription Form (attached hereto as Annex A), to the Company at its principal office (or to the office of the Warrant Agent as contemplated in Section 6(b), if applicable), accompanied by payment, in lawful money of the United States, of the amount obtained by multiplying the Exercise Price (as adjusted from time to time pursuant to the terms of this Warrant) by the number of shares of Common Stock designated in such completed Subscription Form. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the day of surrender of such Warrant, and the person or persons entitled to receive shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

     (b) Payment of Exercise Price. Payment may be made by check payable to the Company. The holders of this Warrant may, in lieu of any exercise payment as set forth above, pay the Exercise Price by (i) delivering shares of Common Stock having a fair market value (as defined below in this Section 2) equal to the aggregate Exercise Price or (ii) any combination of the methods of payment set forth herein.

     (c) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value (as defined below in this Section 2) of one share of Common Stock is greater than the Exercise Price (on the date of exercise of this Warrant), in lieu of exercising this Warrant in exchange for cash, the Holder hereof may elect to exercise all or a portion of this Warrant by canceling all or a portion of this Warrant and receiving in exchange therefor shares of Common Stock (as determined below) equal to the value of this Warrant, or the portion thereof being canceled, by surrender of this Warrant at the principal office of the Company (or the office of the Warrant Agent contemplated by Section 6(b), if applicable) together with a duly executed Subscription Form, in which event the Company shall issue to such Holder a number of shares of Common Stock computed using the following formula:


        X=Y(A-B)
          -----
            A

     Where     X=     The  number  of shares of Common Stock to be issued to the
                      Holder

               Y= The number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, under the portion of the Warrant being exercised (on the date of such exercise)

               A= the fair market value of one share of the Common Stock (on the date of such exercise)

               B= The Exercise Price (as adjusted on the date of such exercise)

For purposes of the above calculation and Section 2(b) only, "fair market value" of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, where a public market exists for the Common Stock at the time of such exercise, the "fair market value" per share shall be the average for the five trading days prior to the date of such exercise of the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock quoted on the Nasdaq National Market System or the principal exchange on which the Common Stock is then listed, whichever is applicable, as published in The Wall Street Journal.

          (d) Restrictions on Exercise. This Warrant is exercisable at any time and from time to time from the date hereof, provided this Warrant has not terminated pursuant to Section 10.

     3. Delivery of Stock Certificates. As soon as possible after full or partial exercise of this Warrant and in any event within ten days after such exercise, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Warrant, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that Holder shall be entitled upon such exercise, together with any other securities and property to which that Holder is entitled upon such exercise under the terms of this Warrant. In the event that this Warrant is exercised in part, the Company at its expense also will execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised. No fractional shares or scrip representing fractional shares will be issued upon exercise of this Warrant. If upon any exercise of this Warrant a fraction of a Share results, the Company will pay the cash value of that fractional Share, calculated on the basis of the fair market value (as shall be determined by the Company's Board of Directors in good faith) as of the date of exercise.

     4.     Adjustment  Provisions.

     For purposes of this Section 4, all references to Common Stock shall be deemed to include the shares of Common Stock into which the Series C Preferred Stock of the Company is convertible. The Exercise Price shall be adjusted from time to time by the Company as follows:

     (a) If the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding shares of Common Stock in shares of Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date (as defined in Section 4(h)(ii)) fixed for such determination and the denominator of which shall be the sum of (x) such number of shares and (y) the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Common Stock Record Date. If any dividend or distribution of the type described in this Section 4(a) is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

     (b) In case the Company shall issue or sell any Common Stock (other than Common Stock issued (i) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock-related director or employee compensation plan of the Company approved by the Board of Directors, (ii) pursuant to the Company's existing or future stock purchase plans that permit Company employees to purchase Common Stock at a purchase price that is not more than a 15% discount to the Current Market Price, (iii) as consideration for the acquisition of a business or of assets, (iv) in a firm commitment underwritten public offering when either (A) the underwriting discount is 5% or less, or (B) the offering price per share is greater than the Exercise Price, (v) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (vi) upon exercise or conversion of any security the issuance of which caused an adjustment hereunder or the issuance of which did not require adjustment hereunder or (vii) upon exercise or conversion of any of the Series B-1 Preferred Stock, the Series B-2 Preferred Stock, the Series C Preferred Stock or the Warrants, in each case as defined in the Securities Purchase Agreement, dated as of February 1, 2000, among the Company and the Purchasers named therein), without consideration or for a consideration per share less than the Current Market Price (as defined in Section 4(h)(iii)) on the date of such issuance, or shall issue securities convertible into Common Stock having a conversion price per share less than the Current Market Price at the date of issuance of such convertible security, the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance or sale and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Company for the total number of additional shares of Common Stock so issued or sold (or, in the case of convertible securities, issuable on conversion) would purchase at the Current Market Price in effect immediately prior to such issuance or sale and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance or sale and the number of additional shares of Common Stock to be issued or sold (or, in the case of convertible securities, issuable on conversion). In case any portion of the consideration to be received by the Company shall be in a form other than cash, the "fair market value" of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined in good faith by the Board of Directors.

     (c) If the Company shall offer or issue options, rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price on the Common Stock Record Date fixed for the determination of shareholders entitled to receive such options, rights or warrants, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect at the opening of business on the date after such Common Stock Record Date by a fraction the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date and (y) the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock subject to such options, rights or warrants would purchase at such Current Market Price and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date and (y) the total number of additional shares of Common Stock subject to such options, rights or warrants for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Common Stock Record Date fixed for determination of shareholders entitled to purchase or receive such options, rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such options, rights or warrants, upon the expiration or termination of such options, rights or warrants the Exercise Price (as adjusted pursuant to this Section 4(c)) shall again be adjusted to be the Exercise Price which would then be in effect had the adjustments made upon the issuance of such options, rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such options, rights or warrants are not so issued, the Exercise Price (as adjusted pursuant to this Section 4(c)) shall again be adjusted to be the Exercise Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such options, rights or warrants had not been fixed. In determining whether any options, rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account (1) any consideration received for such options, rights or warrants, with the value of such consideration and the amount of such exercise or subscription price, if other than cash, to be determined in good faith by the Board of Directors and (2) the amount of any exercise price or subscription price required to be paid upon exercise of such options, warrants or rights.

     (d) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased; such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (e) (i) If the Company shall, by dividend or otherwise, distribute to all holders of its shares of Common Stock any class of capital stock of the Company (other than any dividends or distributions to which Section 4(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any options, rights, or warrants of a type referred to in Section 4(c), and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 4(m) applies) (the foregoing hereinafter in this Section 4(e) called the "Distributed Securities"), then, in each such case, the Exercise Price shall be reduced so that the same shall be equal to the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Common Stock Record Date with respect to such distribution by a fraction the numerator of which shall be the difference between (x) the Current Market Price on such date over
(y) the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Distributed Securities applicable to one share of Common Stock and the denominator of which shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Common Stock Record Date; provided, however, that, in the event the then fair market value (as so determined) of the portion of the Distributed Securities applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Common Stock Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive, upon exercise of such Warrant (or any portion thereof), the amount of Distributed Securities such Holder would have received had such Holder exercised such Warrant (or portion thereof) immediately prior to such Common Stock Record Date. If such dividend or distribution is not so paid or made, the Exercise Price (as adjusted pursuant to this Section 4(e)(i)) shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 4(e) by reference to the actual or when issued trading market for any securities constituting all or part of such distribution, the Board of Directors must, in doing so, consider the price of the Common Stock in such market over the same period used in computing the Current Market Price pursuant to Section 4(h)(iii), to the extent possible.

          (ii) Options, rights or warrants distributed by the Company to all holders of shares of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which options, rights or warrants, until the occurrence of a specified event or events ("Dilution Trigger Event"): (A) are deemed to be transferred with such shares of Common Stock; (B) are not exercisable; and (C) are also issued in respect of future issuances of shares of Common Stock, shall be deemed not to have been distributed for purposes of this Section 4(e) (and no adjustment to the Exercise Price under this Section 4(e) shall be required) until the occurrence of the earliest Dilution Trigger Event, whereupon such options, rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Exercise Price under this Section 4(e) shall be made. If any such options, rights or warrants, including any such existing options, rights or warrants distributed prior to the first issuance of the Warrants, are subject to subsequent events, upon the occurrence of which such options, rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new options, rights or warrants (and a termination or expiration of the existing options, rights or warrants, without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of options, rights or warrants, or any Dilution Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Exercise Price under this Section 4(e) was made, (1) in the case of any such options, rights or warrants all of which shall have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price (as adjusted pursuant to this Section 4(e)) shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Dilution Trigger Event, as the case may be, as though it were a cash distribution equal to the per share redemption or repurchase price received by a holder or holders of shares of Common Stock with respect to such options, rights or warrants (assuming such holder had retained such options, rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such options, rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Exercise Price (as adjusted pursuant to this Section 4(e)) shall be readjusted to be the Exercise Price which would then be in effect if such options, rights or warrants had not been issued.

          (iii) Notwithstanding any other provision of this Section 4(e) to the contrary, options, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any shareholder rights plan) shall be deemed not to have been distributed for purposes of this Section 4(e) if the Company makes proper provision so that each Holder who exercises such Holder's Warrants (or any portion thereof) after the date fixed for determination of shareholders entitled to receive any such options, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any shareholder rights plan) shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, the amount and kind of any such options, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any shareholder rights plan) that such Holder would have been entitled to receive if such Holder had, immediately prior to such determination date, exercised such Warrants.

     (iv) For purposes of Section 4(e) and Sections 4(a) and 4(c), any dividend or distribution to which this Section 4(e) is applicable that also includes shares of Common Stock, or options, rights or warrants to subscribe for or purchase shares of Common Stock to which 4(c) applies (or both), shall be deemed instead to be (A) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or options, rights or warrants to subscribe for or purchase shares of Common Stock, to which Section 4(c) applies (and any Exercise Price reduction required by this Section 4(e) with respect to such dividend or distribution shall then be made), immediately followed by (B) a dividend or distribution of such shares of Common Stock or such options, rights or warrants to subscribe for or purchase shares of Common Stock, (and any further Exercise Price reduction required by Sections 4(a) or 4(c) with respect to such dividend or distribution shall then be made), except that (1) the Common Stock Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the Common Stock Record Date fixed for such determination" and "the Common Stock Record Date" within the meaning of Section 4(a) and as "the Common Stock Record Date fixed for the determination of the share holders entitled to receive such options, rights or warrants" and "such Common Stock Record Date" for purposes of Section 4(c), and (2) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" for the purposes of Section 4(a).

     (f) If the Company shall, by dividend or otherwise, distribute to all holders of its shares of Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 4(m) applies or as part of a distribution referred to in Sections 4(e)(i)-4(e)(iv)) in an aggregate amount that, combined together with (i) the aggregate amount of any other such distributions to all holders of its shares of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 4(f) has been made, and (ii) the aggregate of any cash, plus the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company for all or any portion of the shares of Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 4(g) has been made, exceeds 5% of the net income of the Company reported for the 12 month period ending with the fiscal quarter immediately preceding such payment (the "12 Month Net Income"), then, and in each such case, immediately after the close of business on such date, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on such Common Stock Record Date by a fraction the numerator of which shall be equal to the Current Market Price on the Common Stock Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 5% of the 12 Month Net Income and (y) the number of shares of Common Stock outstanding on the Common Stock Record Date and the denominator of which shall be equal to the Current Market Price on such Common Stock Record
Date; provided, however, that, if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Common Stock Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon exercise of such Warrant (or any portion thereof) the amount of cash such Holder would have received had such Holder exercised such Warrant (or portion thereof) immediately prior to such Common Stock Record Date. If such dividend or distribution is not so paid or made, the Exercise Price (as adjusted pursuant to this Section 4(f)) shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

     (g) If a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (A) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the shares of Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 4(g) has been made and (B) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 4(f) has been made, exceeds 5% of the 12 Month Net Income (determined as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended)), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction the numerator of which shall be the product of the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the trading day next succeeding the Expiration Time and the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the shares of Common Stock on the trading day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Exercise Price (as adjusted pursuant to this Section 4(g)) shall again be adjusted to be the Exercise Price which would then be in effect if such tender offer had not been made. If the application of this
Section 4(g) to any tender offer would result in an increase in the Exercise Price, no adjustment shall be made for such tender offer under this Section 4(g).

     (h) For purposes of Section 4, the following terms shall have the meaning indicated:

(i) "closing price" with respect to any securities on any day means the closing sale price as of 4:00 p.m. Eastern Time on such day or any earlier final closing on such day or, if no such sale takes place on such day, the average of the reported high and low bid prices on such day, in each case on the Nasdaq National Market, or the New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the national stock exchange or nationally recognized trading market in the United States on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national stock exchange or nationally recognized trading market in the United States, the average of the high and low bid prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau, Incorporated or a similar generally accepted reporting service in the United
States, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors.

(ii) "Common Stock Record Date" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or pursuant to which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(iii) "Current Market Price" means the average of the daily closing prices per share of Common Stock for the ten consecutive trading days immediately prior to the date in question; provided, however, that (A) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to Section 4(a), 4(b), 4(c), 4(d), 4(e), 4(f) or 4(g) occurs during such ten consecutive trading days, the closing price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such closing price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event, (B) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to Section 4(a), 4(b), 4(c), 4(d), 4(e), 4(f) or 4(g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the closing price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event and (C) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (A) or (B) of this proviso, the closing price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any good faith determination of such value for purposes of Section 4(e) or 4(f), whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 4(f), the Current Market Price on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for such day and the next two succeeding trading days; provided, however, that, if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Exercise Price pursuant to
Section 4(a), 4(b), 4(c), 4(d), 4(e), or 4(g) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the closing price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date (1) when used with respect to any issuance or distribution, means the first date on which the shares of Common Stock trade regular way on the relevant exchange or in the relevant market from which the closing price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (3) when used with respect to any tender or exchange offer means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Exercise Price are called for pursuant to this
Section 4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 4 and to avoid unjust or inequitable results, as determined in good faith by the Board of Directors.

     (iv) "fair market value" means the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

(i) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 4(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made by the Company and shall be made to the nearest cent. No adjustment need be made for a change in the par value or no par value of the Common Stock.

(j) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly file with the Warrant Agent an Officers' Certificate setting forth the Exercise Price after such adjustment, the number of shares of Common Stock for which this Warrant will be exercisable after such adjustment pursuant to Section 4(n) and a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to each Holder at such Holder's last address appearing on the register of Holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(k) In any case in which this Section 4 provides that an adjustment shall become effective immediately after a Common Stock Record Date for an event, the Company may defer, until the occurrence of such event, issuing to the Holder of any Warrant exercised after such Common Stock Record Date and before the occurrence of such event, the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment.

(l) For purposes of this Section 4, the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

(m) In case of any consolidation of the Company with, or merger of the Company into, any other Person, or in case of any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), or in case of any sale, conveyance or transfer of all or substantially all the assets of the Company, the Holders shall have the right thereafter, during the period such Warrant shall be exercisable as specified in Section 2(d), to exercise such Warrants into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately prior to such consolidation, merger, conveyance or transfer, assuming such holder of shares of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (provided that, if the kind or amount of securities, cash and other
           --------
property receivable upon such consolidation, merger, conveyance or transfer is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section 4(m) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such securities shall provide for adjustments which, for events subsequent to the effective date of the triggering event, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4(m). The above provisions of this
Section 4(m) shall similarly apply to successive consolidations, mergers, conveyances or transfers.

(n) Upon each adjustment of the Exercise Price as a result of the operation of this Section 4, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock obtained by multiplying the number of Shares covered by this Warrant immediately prior to this adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

5. Notice of Certain Events. If at any time prior to the termination or full exercise of this Warrant:

     (a) the Company shall declare any dividend payable in stock of any class upon its Common Stock and/or Series C Preferred Stock, make any distribution to the holders of its Common Stock and/or Series C Preferred Stock or offer for subscription pro rata to holders of Common Stock and/or Series C Preferred Stock any additional shares of stock of any class or other rights;

     (b) there shall be any reclassification of the Common Stock and/or Series C Preferred Stock of the Company;

     (c) there shall be any consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another Person;

     (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

(e)     there  shall  be  a  Public  Offering;

then, in any one or more of such cases, the Company shall give the Holder at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect to any such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up or of the date of a filing of a registration statement under the Securities Act for a Public Offering. Such notice in accordance with the foregoing clause shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the Holders shall be entitled thereto, and such notice in accordance with the foregoing clause shall also specify the date on which the Holders shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first-class mail, postage prepared, addressed to the Holder at the address of such holder as shown on the books of the Company.

     6.     Transfer  of  Warrants.

     (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names, addresses and facsimile numbers of the Holder(s). Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such a change. Until this Warrant is transferred on the Warrant Register, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

     (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 6(a) above, issuing any other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance or replacement, as the case may be, shall be made at the office of such agent.

     (c) Transferability and Negotiability of Warrant. Title to this Warrant may be transferred by endorsement (by a Holder executing the Assignment Form attached hereto as Annex B) and delivery in the same manner as negotiable instruments transferable by endorsement and delivery.

     (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act, the Company at its expense shall issue to or on the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, exercisable for the number of Shares issuable upon the exercise hereof.

     7. Registration Rights. If the Holder of this Warrant is a party to, or an assignee of rights under, that certain Registration Rights Agreement, dated March 9, 2000 (the "Registration Rights Agreement"), such Holder shall be entitled to include any shares of Common Stock or other securities received upon exercise of the Warrant with such Holder's Registrable Securities (as such term is defined in the Registration Rights Agreement), on the terms and conditions as set forth in the Registration Rights Agreement. The Holder of this Warrant shall be entitled to condition any exercise of this Warrant upon the consummation of any transaction including any merger, public or private offering, sale of assets or similar transaction.

     8. Amendment and Waivers. No amendment, modification or termination of this Warrant shall be binding unless executed in writing by the Company and the Warrantholder intending to be bound thereby.

     9. Waivers and Extensions. Any provision of this Warrant may be amended, waived or modified only if such amendment, waiver or modification is in writing, is signed by the party intending to be bound, and specifically refers to this Warrant. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

10. Termination. The right to exercise this Warrant shall expire and shall be void at 5:00 p.m. New York City time on September 9, 2007.

     11. Reservation of Stock. The Company covenants that it will at all times reserve and keep available, solely for issuance upon exercise of this Warrant, all shares of Common Stock or other securities from time to time issuable upon exercise of this Warrant and, subject to any existing contractual limitations, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock or other securities issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, as set forth herein, will be fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof. The Company also agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon exercise of this Warrant.

     12. Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

     13. No Rights as Stockholder. Except as provided in Section 2(a), no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meeting of stockholders, to receive dividends or subscription rights or otherwise.

     14.     Miscellaneous  Provisions.

     (a) Governing Law. This Warrant shall be governed by, interpreted under, and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     (b) Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Warrant shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, to such address as such Holder hereof shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service.

     (c) Binding Effect. The provisions of this Warrant shall be binding upon the Company and its successors and assigns.

     (d) Remedies. In the event of a breach of this Warrant, the Holder hereof shall be entitled to injunctive relief and specific performance of its rights under this Warrant, in addition to all of its rights granted by law, including, without limitation, recovery of damages. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of this Warrant by the Company and hereby waives any defense in any action for injunctive relief or specific performance that a remedy at law would be adequate.

     (e) Headings. Titles and headings of sections of this Warrant are for convenience only and shall not affect the construction of any provision of this Warrant.

Dated:  March  9,  2000
     VIATEL,  INC.


     By:
      Name:
      Title:

NY01/DATZW/503855.2     17

NY01/DATZW/503855.2
                                     ANNEX A

                                SUBSCRIPTION FORM
     (To  be  signed  only  upon  exercise  of  Warrant)
To:          VIATEL,  INC.
Attention:     Secretary
     (1) The undersigned, the holder of the attached Warrant, hereby irrevocably elects to [exercise the purchase right represented by that Warrant for, and to purchase under that Warrant, ___________ shares of Common Stock of VIATEL, INC. and herewith tenders any necessary payment of the Exercise Price in such number of shares in full]. [to exercise [all][a portion] of the purchase right represented by that Warrant by canceling the Warrant with respect to ___________ shares of Common Stock of VIATEL, INC. in exchange for a number of shares of Common Stock equal to the value [as determined pursuant to the Warrant] as the [portion of the] Warrant [being canceled].

     (2) In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock or other securities to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned will not sell, offer for sale, pledge, hypothecate or otherwise dispose of any shares of Common Stock, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     (3) Please issue a certificate(s) representing said shares of Common Stock in the name of the undersigned or in the name of the transferee specified below.

     (4) Please issue a new Warrant for the unexercised portion in the name of the undersigned or in the name of the permitted transferee specified below.

     (5) Please deliver any certificate(s) or Warrant to the following address.

Name:          March 20___________
Address:       March 20___________
Attention:     March 20___________
Dated:

           March 20___________
           ByMarch 20___________
             Name:
Footnote:

  1. Insert here the number of shares called for on the face of the Warrant (or, in the case of partial exercise, the portion as to which the Warrant is being exercised), without making any adjustment for additional shares of Common Stock or any other securities or property which, under the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                     ANNEX B

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                        No.  of  Shares  of
Name  and  Address  of  Assignee         Common  Stock



and does hereby irrevocably constitute and appoint March 20_______ attorney-in-fact to register such transfer onto the books of Viatel, Inc.
maintained  for  the  purpose,  with full power of substitution in the premises.

Date:March 20_______          Print  Name:March 20_____


                                      Signature:March 20_______

                                      Witness:March 20_________



NOTICE:     The  signature  on  this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.




Insert here the number of shares called for on the face of the Warrant (or, in the case of partial exercise, the portion as to which the Warrant is being exercised), without making any adjustment for additional shares of Common Stock or any other securities or property which, under the adjustment provisions of the Warrant, may be deliverable upon exercise.